UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2017

GUESS?, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-11893	95-3679695
(Commission File Number)	(IRS Employer Identification No.)

1444 S. Alameda Street, Los Angeles, California 90021
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (213) 765-3100

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of Guess?, Inc. (the “Company”) previously adopted, subject to shareholder approval, the amended and restated Guess?, Inc. 2004 Equity Incentive Plan (the “2004 Equity Incentive Plan”). At the Company’s annual meeting of shareholders held June 29, 2017 (the “Annual Meeting”), the Company’s shareholders approved the amended and restated 2004 Equity Incentive Plan. Among other things, the amended and restated 2004 Equity Incentive Plan reflects amendments to (i) increase the number of shares of the Company’s common stock available for award grants under the 2004 Equity Incentive Plan by 14,100,000 shares, so that the new aggregate share limit for the 2004 Equity Incentive Plan is 29,100,000 shares; (ii) modify the share counting provisions in the 2004 Equity Incentive Plan to provide that shares issued in respect of any “full-value award” (which includes awards other than options and stock appreciation rights) granted on or after May 1, 2017 will be counted against the aggregate share limit as 3.54 shares for every 1 share actually issued in connection with the award; (iii) extend the Company’s authority to grant awards under the 2004 Equity Incentive Plan intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the U.S. Internal Revenue Code through the 2022 annual meeting of shareholders; and (iv) extend the term of the 2004 Equity Incentive Plan to May 19, 2027.

The foregoing description of the amendments to the 2004 Equity Incentive Plan does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the amended and restated 2004 Equity Incentive Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 29, 2017, the Company held its Annual Meeting. As of May 5, 2017, the record date for the Annual Meeting (the “Record Date”), there was a total of 83,255,709 shares of common stock of the Company outstanding and eligible to vote. At the Annual Meeting, 78,275,735 shares were represented in person or by proxy and, therefore, a quorum was present.

At the Annual Meeting, the shareholders of the Company voted on the following matters:

•
The election of three directors to serve on the Company’s Board of Directors. Victor Herrero, Kay Isaacson-Leibowitz, and Alex Yemenidjian were nominated to serve for three-year terms and until their successors are duly elected and qualified.

•	The approval of the amendment and restatement of the Guess?, Inc. 2004 Equity Incentive Plan.

•	An advisory vote to approve the compensation of the Company’s named executive officers.

•	An advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers.

•	The ratification of the appointment of Ernst & Young LLP as the Company’s independent auditor for the fiscal year ending February 3, 2018.

•	A shareholder proposal regarding shareholder approval of future severance arrangements with senior executives.

The results of the voting were as follows:

1.	With respect to the election of three directors to serve on the Company’s Board of Directors as described above:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Victor Herrero	72,427,099	742,860	5,105,776
Kay Isaacson-Leibowitz	59,785,885	13,384,074	5,105,776
Alex Yemenidjian	65,602,945	7,567,014	5,105,776

Based on the votes set forth above, each of the director nominees was duly elected.

2.	With respect to the approval of the amendment and restatement of the Guess?, Inc. 2004 Equity Incentive Plan:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
62,196,251	10,907,833	65,875	5,105,776

Based on the votes set forth above, the amendment and restatement of the Guess?, Inc. 2004 Equity Incentive Plan was duly approved.

3.	With respect to the advisory vote to approve the compensation of the Company’s named executive officers:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
66,775,572	5,347,140	1,047,247	5,105,776

Based on the votes set forth above, the advisory vote on the compensation of the Company’s named executive officers was approved.

4.	With respect to the advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers:

1 Year	2 Years	3 Years	Votes Abstaining	Broker Non-Votes
70,642,848	44,340	2,396,309	86,462	5,105,776

Based on the votes set forth above, the shareholders recommended holding an advisory vote on the compensation of the Company’s named executive officers every year.

In accordance with the shareholders’ recommendation, the Company has determined that an advisory vote on the compensation of the Company’s named executive officers will be conducted every year, until the next shareholder advisory vote on this matter.

5. With respect to the ratification of the appointment of Ernst & Young LLP as the Company’s independent auditor for the fiscal year ending February 3, 2018:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
77,971,460	258,516	45,759	—

Based on the votes set forth above, the appointment of Ernst & Young LLP as the Company’s independent auditor for the fiscal year ending February 3, 2018 was duly ratified.

6.	With respect to the shareholder proposal regarding shareholder approval of future severance arrangements with senior executives:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
26,317,371	46,796,930	55,658	5,105,776

Based on the votes set forth above, the shareholder proposal regarding shareholder approval of future severance arrangements with senior executives was not approved.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Guess?, Inc. 2004 Equity Incentive Plan (amended and restated as of May 19, 2017).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Guess?, Inc. has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: July 5, 2017	GUESS?, INC.

	By:	/s/ Sandeep Reddy
Sandeep Reddy Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Guess?, Inc. 2004 Equity Incentive Plan (amended and restated as of May 19, 2017).